EXHIBIT 10.7
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                   TWELFTH AMENDMENT TO FORBEARANCE AGREEMENT
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            This Twelfth Amendment to Forbearance Agreement (this "Twelfth
Amendment") is entered into as of November 5, 2002, by and among Signature Eyewear, Inc. ("SEI"), and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

            WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (the "Forbearance Agreement"); and

            WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

            WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

            WHEREAS, SEI and CNB entered into a certain Sixth Amendment to Forbearance Agreement dated as of December 14, 2001 (the "Sixth Amendment"), which amendment is

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without force or effect by reason of the failure of one or more express conditions precedent to its effectiveness; and

            WHEREAS, SEI and CNB are parties to a certain Superseding Sixth Amendment to Forbearance Agreement dated as of January 28, 2002 (the "Superseding Sixth Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Seventh Amendment to Forbearance Agreement dated as of March 15, 2002 (the "Seventh Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Eighth Amendment to Forbearance Agreement dated as of March 26, 2002 (the "Eighth Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Ninth Amendment to Forbearance Agreement dated as of April 12, 2002 (the "Ninth Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Tenth Amendment to Forbearance Agreement dated as of May 31, 2002 (the "Tenth Amendment"); and

            WHEREAS, SEI and CNB are parties to a certain Eleventh Amendment to Forbearance Agreement dated as of July 8, 2002 (the "Eleventh Amendment"); and

            WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment,

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the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth
Amendment, and the Eleventh Amendment; and

            WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

            WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Twelfth Amendment to the Forbearance Agreement.

               a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment, Section 1(a) of the Fourth Amendment, Section 1(a) of the Fifth Amendment, Section 1(a) of the Superseding Sixth Amendment, Section 1(a) of the Seventh Amendment, Section 1(a) of the Eighth Amendment, Section 1(a) of the Ninth Amendment, Section 1(a) of the Tenth Amendment and Section 1(a) of the Eleventh Amendment is hereby further amended and restated in its entirety to read as follows:

            "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) December 16, 2002, or (iii) the date upon which the Forbearance Default occurs.

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               b. Section 4.1 of the Forbearance Agreement, as amended by
Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment, Section 1(b) of the Fifth Amendment, Section 1(d) of the Superseding Sixth Amendment, Section 1(b) of the Seventh Amendment, Section 1(b) of the Eighth Amendment, Section 1(b) of the Ninth Amendment, Section 1(b) of the Tenth Amendment and Section 1(b) of the Eleventh Amendment is hereby amended and restated in its entirety to read as follows:

            4.1. SEI shall continuously exert its best efforts to accomplish the following:

               4.1.1 Close a License Sale with respect to one or more licenses and all or substantially all inventory related thereto at a net purchase price of not less than $750,000 as promptly as possible, but in no event later than December 5, 2002. Without limiting the generality of the foregoing, SEI shall
(i) circulate, no later than November 15, 2002, draft documentation concerning such License Sale, which documentation shall (a) provide for a net purchase price of at least $750,000, (b) not contain any financing contingency, and (c) evidence, satisfactory to CNB, of the Purchaser's ability to close such License Sale by December 5, 2002; and (ii) have entered into definitive documentation evidencing such License Sale on or before November 27, 2002.

               4.1.2 Close a Transaction with respect to additional licenses and all or substantially all inventory related thereto, at a net purchase price sufficient to pay the Obligations in full at closing as promptly as possible, but in no event later than December 16, 2002. Without limiting the generality of the foregoing, SEI shall (i) circulate, no later than November 21, 2002,

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draft documentation concerning such Transaction, which documentation shall (a)
specify the use of the net proceeds of such Transaction to pay the Obligations, and (b) evidence, satisfactory to CNB, the ability of the purchaser to close the Transaction by December 16, 2002; and (ii) have entered into definitive documentation evidencing such Transaction on or before December 5, 2002.

               4.1.3 Whenever and so often as reasonably requested by CNB, SEI shall promptly, and in any event no later than CNB shall specify, execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be requested by CNB in order for SEI to close a Transaction, the proceeds from which will be used to pay the Obligations.

               4.1.4 SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business shall be confidential and

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shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or
(iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

               c. Section 4.8 of the Forbearance Agreement, as amended by
Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, Section 1(c) of the Third Amendment, Section 1(c) of the Fourth Amendment, Section 1(c) of the Fifth Amendment, Section 1(e) of the Superceding Sixth Amendment, Section 1(c) of the Eighth Amendment, Section 1 (c) of the Ninth Amendment and Section 1
(c) of the Eleventh Amendment is hereby amended and restated in its entirety to read as follows:

            4.8 From and after entry into this Twelfth Amendment until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate

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such that the outstanding principal amount of the Obligations shall not exceed
$4,225,000; provided however, that the dollar amount set forth above shall be reduced by: (i) $100,000 on November 11, 2002; (ii) $150,000 on November 25, 2002; (iii) $150,000 on December 3, 2002; (iv) $750,000 on December 5, 2002; and
(v) $150,000 on December 12, 2002; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be 32%, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

               d. Section 4.25 of the Forbearance Agreement is hereby added to read as follows:

               4.25 Promptly upon execution of this Twelfth Amendment, SEI shall pay to CNB a restructuring fee of $29,166.65, which fee shall be fully earned and nonrefundable upon receipt.

            2. Conditions Precedent to the Effectiveness of this Twelfth Amendment. The effectiveness of this Twelfth Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

               a. The representations and warranties in this Twelfth Amendment, the Eleventh Amendment, the Tenth Amendment, the Ninth Amendment, the Eighth Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh

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Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the
Eleventh Amendment and this Twelfth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

            4. Miscellaneous.

               a. Headings. Section headings in this Twelfth Amendment are included herein for convenience of reference only and shall not constitute a part of this Twelfth Amendment for any other purpose.

               b. Governing Law. THIS TWELFTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

               c. Counterparts. This Twelfth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

               d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

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               e. No Novation. This Twelfth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Eleventh Amendment, the Tenth Amendment, the Ninth Amendment, the Eighth Amendment, the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Eleventh Amendment, the Tenth Amendment, the Ninth Amendment, the Eighth Amendment, the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

               f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

               g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment and this Twelfth Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment,

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the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth
Amendment, the Eleventh Amendment and this Twelfth Amendment, and that it has not relied on CNB, or on its counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment and this Twelfth Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                   SIGNATURE EYEWEAR, INC., a California
                                   Corporation




                                   By:
                                      ----------------------------------------
                                      Name
                                      Title
                                           -----------------------------------




                                   CITY NATIONAL BANK, a national banking
                                   association



                                   By:
                                      ----------------------------------------
                                      Name
                                      Title
                                           -----------------------------------


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